Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in the Registration Statements (No. 33-56614, No. 2-93472, No. 2-94639, No. 33-79518, No. 33-89782, No. 33-90630,
No. 33-90632, No. 33-91690, No. 33-60473, No. 33-60475, No. 333-30937, No.
333-62709, No. 333-88087, No. 333-38232, No. 333-40368, No. 333-55748, No.
333-74816, No. 333-89278, No. 333-97477, No. 333-103628, and No. 333-103613) on
Form S-8 of Synovus Financial Corp. of our report dated January 15, 2003, relating to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2002, which report is incorporated by reference in the Synovus Financial Corp. Annual Report on Form 10-K for the year 2002.

Our report refers to changes in the method of accounting for goodwill in 2002 and for derivative instruments and hedging activities in 2001.


                                     /s/KPMG


Atlanta, Georgia
March 20, 2003

                          INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in the Registration Statements (No. 333-37403, No. 333-34070, No. 333-58216, and No. 333-90506) on Form S-3 of
Synovus Financial Corp. of our report dated January 15, 2003, relating to the consolidated balance sheets of Synovus Financial Corp. and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2002, which report is incorporated by reference in the Synovus Financial Corp. Annual Report on Form 10-K for the year 2002.

Our report refers to changes in the method of accounting for goodwill in 2002 and for derivative instruments and hedging activities in 2001.


                                     /s/KPMG


Atlanta, Georgia
March 20, 2003